Mutual Funds
February 28, 2021
Thrivent Global Stock Fund
Class A Shares	AALGX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at thriventfunds.com. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 28, 2021, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Thrivent Global Stock Fund
AALGX

Investment Objective
Thrivent Global Stock Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund or funds of Thrivent Mutual Funds. More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on pages 97 through 98 of the Fund’s prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	4.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)[1]	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.02%
[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$549	$760	$988	$1,642
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of domestic and international companies. Under normal market conditions, the Fund invests approximately 40% of its net assets in foreign assets. However, the Fund could invest a much lower percentage of its net assets in foreign assets depending on market conditions. An asset may be determined to be foreign based on the issuer’s domicile, principal place of business, stock exchange listing, source of revenue, or other factors. Foreign securities may also include depositary receipts. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Fund will generally make the following allocations among the broad asset classes listed below:
U.S. large-cap equity	0-60%
U.S. mid-cap equity	0-25%
U.S. small-cap equity	0-25%
Developed international equity	0-60%
Emerging markets equity	0-25%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.
The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign common stocks. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what stocks to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser may consider environmental, social, and governance (ESG) factors as part of its investment analysis and decision-making processes for the Fund. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.

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Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
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Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The Fund utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process shareholder redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of Fund investments.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index description appears in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
The bar chart includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown.The table includes the effects of Fund expenses and maximum sales charges and assumes that you sold your shares at the end of the period.The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Year-by-Year Total Return
Best Quarter:	Q2 '20	+20.50%
Worst Quarter:	Q1 '20	(22.89)%
Average Annual Total Returns
(Periods Ending December 31, 2020)
	1 Year	5 Years	10 Years
Fund (before taxes)	9.28%	9.16%	8.87%
Fund (after taxes on distributions)	8.51%	7.17%	7.13%
Fund (after taxes on distributions and redemptions)	6.03%	6.85%	6.82%
MSCI All Country World Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Kurt J. Lauber, CFA, Noah J. Monsen, CFA, Lauri Brunner and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Lauber has served as a portfolio manager of the Fund since March 2013. Mr. Monsen has served as a portfolio manager of the Fund since February 2018. Ms. Brunner has served as a portfolio manager of the Fund since September 2018. Mr. Spangler has served as a portfolio manager of the Fund since February 2019. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Portfolio Manager. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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A better way to deliver documents
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs.
•    If you purchased shares through Thrivent:
If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary prospectus or a shareholder report for Thrivent Mutual Funds, call us at 800-847-4836. These documents are also available by visiting thriventfunds.com.
•    If you purchased shares from a firm other than Thrivent:
If you wish to revoke householding in the future or to receive an additional copy of this Summary prospectus or a shareholder report for Thrivent Mutual Funds, contact your financial professional. These documents are also available by visiting thriventfunds.com.

Contact Thrivent Mutual Funds
Phone:	800-847-4836
Fax:	866-278-8363
Web:	thriventfunds.com
Email:	contactus@thriventfunds.com
New Applications:
    Thrivent Mutual Funds
    P.O. Box 219347
    Kansas City, Missouri 64121-9347
Additional Investments:
    Thrivent Mutual Funds
    P.O. Box 219334
    Kansas City, Missouri 64121-9334
Redemptions, Exchanges or Other Requests:
    Thrivent Mutual Funds
    P.O. Box 219348
    Kansas City, Missouri 64121-9348
Express Mail:
    Thrivent Mutual Funds
    430 West 7th Street
    Kansas City, Missouri 64105
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA/SIPC and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
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